Exhibit 10.15

EXECUTION VERSION

SECOND AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

This Second Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of March 13, 2019, is by and between MORGAN STANLEY BANK, N.A., a national banking association (together with its successors and assigns, “Buyer”) and CMTG MS FINANCE LLC, a Delaware limited liability company (“Seller”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 26, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 26, 2018 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”);

WHEREAS, Seller has requested that the Facility Termination Date be extended to January 26, 2022 and has requested that Buyer increase the Facility Amount; and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment of Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a) The following definitions contained in Article 2 of the Master Repurchase Agreement are hereby amended and restated as follows:

“Facility Amount” shall mean Seven Hundred Fifty Million Dollars ($750,000,000).

“Facility Termination Date” shall mean January 26, 2022, as the same may be extended in accordance with Section 9(a) of this Agreement.

(b) The following definition is hereby added to Article 2 of the Master Repurchase Agreement in correct alphabetical order:

“Second Supplemental Origination Fee” shall have the meaning set forth in the Fee Letter, which definition is incorporated herein by reference.

(c) The following definitions are hereby deleted from Article 2 of the Master Repurchase Agreement: “Debt Yield Margin Deficit”, “LTV Margin Deficit”, “Maximum Final Asset LTV”, “Minimum Final Asset Debt Yield” and “Portfolio Margin Deficit”.

(d) Section 4(a) of the Master Repurchase Agreement is hereby amended and restated as follows:

Buyer may determine and re-determine the Asset Base Components on any Business Day and on as many Business Days as it may elect. Upon the occurrence of a Margin Credit Event with respect to one or more Purchased Assets, if at any such time the aggregate

Purchase Price of the Purchased Assets is greater than the aggregate Asset Base Components of the Purchased Assets as determined by Buyer in its sole discretion (a “Margin Deficit”), then, Seller shall, not later than two (2) Business Days after receipt of notice of such Margin Deficit from Buyer, deliver to Buyer cash in an amount sufficient to reduce the aggregate Purchase Price of such Purchased Assets to an amount equal to the aggregate Asset Base Components as re-determined by Buyer after giving effect to the delivery of cash or additional collateral by Seller to Buyer pursuant to this Section 4(a); provided that, so long as no Event of Default has occurred and is continuing, Seller shall not be required to cure a Margin Deficit unless and until the aggregate Margin Deficit of all Purchased Assets equals or exceeds $500,000 on any date of determination. Any cash delivered to Buyer pursuant to this Section 4(a) shall be applied by Buyer to reduce the Purchase Price of the applicable Purchased Assets.

(e) Section 4(b) of the Master Repurchase Agreement is hereby amended and restated as follows:

(b) Intentionally Omitted.

(f) Section 9(a) of the Master Repurchase Agreement is hereby amended and restated as follows:

Extension of Facility Termination Date. At the request of Seller delivered to Buyer no earlier than ninety (90) days and no later than thirty (30) days before the fifth anniversary of the Closing Date, Seller has one (1) option to request an extension of the Facility Termination Date for a one (1) year period. Such request may be approved or denied in Buyer’s sole discretion, and in any case shall be approved only if (i) no Default, Event of Default or Margin Deficit shall exist on the date of Seller’s request to extend or on the Facility Termination Date, (ii) all representations and warranties in this Agreement shall be true, correct, complete and accurate in all respects as of the Facility Termination Date (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer), and (iii) on or before the Facility Termination Date, Seller shall have paid the Extension Fee to Buyer.

(g) Exhibit I of the Master Repurchase Agreement is hereby replaced with Exhibit A hereof.

2. Payment of Extension Fee. Seller acknowledges and agrees that, in accordance with Section 9(a) of the Repurchase Agreement and Section 5 of the Fee Letter, the Extension Fee in respect of the extension of the Facility Termination Date effectuated by this Amendment shall be paid on or prior to January 26, 2021.

3. No Material Adverse Effect, Margin Deficit, Default or Event of Default. Seller represents that pursuant to the Master Repurchase Agreement, no Material Adverse Effect, Margin Deficit, Event of Default or, to Seller’s Knowledge, Default has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment.

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4. Representations and Warranties. All representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Exceptions Report).

5. Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a) Amendment. This Amendment, duly executed and delivered by Seller and Buyer;

(b) Amendment to Fee Letter. The Second Amendment to Fee Letter, dated as of the date hereof, duly executed and delivered by Buyer and Seller.

(c) Responsible Officer Certificate. A signed Officer’s Certificate of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor since January 26, 2017, unless otherwise stated therein; and (ii) the authority of Seller, Pledgor and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(d) Good Standing. Certificates of existence and good standing for the Seller, Pledgor and Guarantor.

(e) Legal Opinions. Opinions of outside counsel to Seller reasonably acceptable to Buyer as to such matters as Buyer may reasonably request.

(f) Fees. Payment by Seller of (i) the Second Supplemental Origination Fee on the date hereof and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

6. Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, the Guaranty and the Pledge and Security Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each of Guarantor and Pledgor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.

7. Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

8. Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

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9. Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

10. Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

11. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

12. References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

13. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

MORGAN STANLEY BANK, N.A., a national banking association

By:	/s/ Anthony Preisano
Name: Anthony Preisano
Title: Authorized Signatory

Signature Page to Second Amendment to Master Repurchase and Securities Contract Agreement

SELLER:

CMTG MS FINANCE LLC, a Delaware limited liability company

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

Signature Page to Second Amendment to Master Repurchase and Securities Contract Agreement

Acknowledged and Agreed:

PLEDGOR:

CMTG MS FINANCE HOLDCO LLC, a Delaware limited liability company

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

Signature Page to Second Amendment to Master Repurchase and Securities Contract Agreement

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or modified by this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:

CLAROS MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

Signature Page to Second Amendment to Master Repurchase and Securities Contract Agreement

EXHIBIT A

EXHIBIT I

CONFIRMATION

MORGAN STANLEY BANK, N.A.

Ladies and Gentlemen:

Morgan Stanley Bank, N.A. (together with its successors and assigns, “Buyer”) is pleased to deliver our written CONFIRMATION of our agreement (subject to satisfaction of the Transaction Conditions Precedent) to enter into the Transaction pursuant to which Buyer shall purchase from CMTG MS Finance LLC (“Seller”), the Purchased Asset identified in Schedule 1 attached hereto, pursuant to the Master Repurchase and Securities Contract Agreement among Buyer and Seller, dated as of January 26, 2017 (as amended from time to time, the “Repurchase Agreement”; capitalized terms used herein without definition have the meanings given in the Repurchase Agreement), as follows below and on Schedule 1:

Seller:	CMTG MS Finance LLC

Purchase Date:	[ ], [ ]

Purchased Asset:	As identified on attached Schedule 1

Aggregate Principal Amount of Purchased Asset:	$[ ]

Remaining Future Advance Amount (if any):	$[ ]

Repurchase Date:	[ ],[ ]

Initial Purchase Price:	$[ ]

Current Purchase Price:	$[ ]

Pricing Rate:	LIBOR + [ ]%

Purchase Percentage:	[ ]% [1]

Maximum Purchase Percentage	[ ]%

Maximum Asset Exposure Threshold:	[ ]%

[1]	To reflect actual advance rate for Purchased Asset.

Type of Funding:		[Table Funded]/[Non-Table Funded]

Governing Agreement:		As identified on attached Schedule 1

Seller’s Wiring Instructions:		[***]

Name and address for communications:	Buyer:	Morgan Stanley Bank, N.A. 1585 Broadway, 25th Floor New York, New York 10036 Attention: Anthony Preisano Telephone: [***] Fax: [***] Email: [***]

	with a copy to:	Morgan Stanley Bank, N.A. One Utah Center, 201 South Main Street Salt Lake City, Utah 84111

	and to:	Morgan Stanley Bank, N.A. 1 New York Plaza, 41st Floor New York, New York 10004 Attention: Robert Les Telephone: [***] Fax: [***] Email: [***]

	and to:	Paul Hastings LLP 200 Park Avenue New York, New York 10166 Telephone: [***] Fax: [***] Email: [***]

	Seller:	CMTG MS Finance LLC c/o Mack Real Estate Credit Strategies 60 Columbus Circle, 20th Floor New York, New York 10023 Attention: Michael McGillis Telephone: [***] Email: [***]

	with a copy to:	c/o Mack Real Estate Group 60 Columbus Circle, 20th Floor New York, New York 10023 Attention: General Counsel Email: [***]

and to:	Sidley Austin LLP 787 7th Avenue New York, New York 10019 Attention: Brian Krisberg, Esq. Telephone: [***] Telecopy: [***] Email: [***]

[SIGNATURES ON THE NEXT PAGE]

MORGAN STANLEY BANK, N.A., a national banking association

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

CMTG MS FINANCE LLC, a Delaware limited liability company

By:
Name:
Title:

Schedule 1 to Confirmation Statement

Purchased Asset:	[Asset Type] dated as of [ ] in the original principal amount of $[ ], made by [ ] to [ ] under and pursuant to that certain [loan agreement]/[applicable document] (the “Governing Agreement”).

Aggregate Principal Amount:	$[ ] [(plus up to $[ ] of future advances under Section [ ] of the Governing Agreement). Buyer’s obligation to fund any future advances is contingent on (a) Seller’s satisfaction of the conditions captained in Section 3(h) of the Repurchase Agreement and (b) a bringdown by Seller of all representations and warranties made on the date hereof with regard to the Purchased Asset pursuant to Section 10 of the Repurchase Agreement.]

Representations:	Seller acknowledges and agrees that upon funding by Buyer of the Purchase Price for the Purchased Asset [and, in connection with any subsequent funding of the Purchase Percentage of a future advance under the Purchased Asset, (i)] Seller shall be deemed to have confirmed that all of the representations and warranties set forth in Section 10 of the Repurchase Agreement are true and correct as of the Purchase Date with respect to all Purchased Assets [or the applicable funding date, as the case may be,], except such representations and warranties which by their terms speak as of a specified date and except as set forth in the attached Exception Report or in the Exception Report delivered with respect to any other Purchased Asset [and (ii) with respect to the funding of a Future Advance Purchase, Seller shall be deemed to have represented and warranted that all of the conditions to funding of such advance set forth in Section [ ] of the Governing Agreement have been satisfied (and no conditions have been waived, except as has been previously disclosed by Seller to Buyer in writing)].

Fixed/Floating:	[Fixed]/[Floating]

Coupon:	[ ]%

Term of Loan including Extension Options:	[ ],[ ]

Amortization (e.g., IO, full amortization, etc.):	[ ]-year amortization[, with [ ]-month IO.]

Exception Report

Representation numbers referred to below relate to the corresponding Representations and Warranties Regarding the Purchased Assets set forth in Exhibit III to the Repurchase Agreement.